NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN
AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                              CEL-SCI CORPORATION

                                    WARRANT

Warrant No.[   ]                                         Dated: March 21, 2000


      Cel-Sci Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, [ ] or its registered and permitted assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company the total number of shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") calculated pursuant to Section 3 of this Warrant (subject to adjustment for certain events as set forth herein) at an exercise price equal to $.001 per share (as adjusted from time to time as provided in Section 8, the "Exercise Price"), from the date hereof through and including the 30th Trading Day following March 21, 2003 (such later date, the "Expiration Date"), and subject to the following terms and conditions (certain terms used herein are defined in Exhibit A attached hereto):

      1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

      2. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the address specified in Section 13. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of this Warrant and of the original holder of this Warrant under the Purchase Agreement (as defined in Exhibit A).

      3.    Duration, Vesting and Exercise of Warrant.

(a) The vesting of the Warrant Shares which the Holder may acquire pursuant to this Warrant shall occur on the dates (each a "Vesting Date") set forth in this
Section 3. On each such date, this Warrant shall vest with respect to a number of Warrant Shares calculated pursuant to Section 3(b). The first vesting date (the "First Vesting Date") shall be the 360th day following the Closing Date (as defined in Exhibit A). An additional Vesting Date shall occur on each sixth month anniversary of the First Vesting Date through and including March 16, 2003. The Company and the Holder agree that the number of Warrant Shares that the Holder may acquire hereunder may only be increased, and never decreased, from and after the First Vesting Date.

            (b) Except as otherwise set forth in this Warrant, this Warrant shall vest and become exercisable on a Vesting Date as described in Section 3(a) for the number of Warrant Shares calculated in accordance with the following formula:

                                     [(C x PA) / A] - C

          C = Shares (as defined in Exhibit A) held by the Holder on the Vesting Date less any hedged Shares.
          PA = The Adjustment Price from the immediately preceding Vesting Date or, with respect to the First Vesting Date, $6.52 (which number shall be subject to equitable adjustments for stock splits, recombinations and similar events) (the "Initial Closing Price").
          A = "Adjustment Price," which is equal to the lesser of (y) $6.52, or (z) the average of the 10 lowest Per Share Market Values during the 30 Trading Days immediately preceding the Vesting Date.

          If the number calculated in accordance with the foregoing formula is zero or a negative number, no Warrant Shares shall vest (in the case of the First Vesting Date) or no additional Warrant Shares will vest (in the case of any subsequent Vesting Dates) for such Vesting Date. In addition, the Holder shall not be obligated to transfer any shares of Common Stock to the Company and the number Warrant Shares exercisable hereunder which shall have previously vested will not decrease.

            (c) The occurrence of any of the following events shall also be deemed a Vesting Date under this Warrant. The calculation set forth in Section 3(b) shall be made on the date of the occurrence of such events and "Adjustment Price" shall be deemed to mean the average of the 10 lowest Per Share Market
Values during the 30 Trading Days immediately preceding the date of such occurrence:

(i) upon the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of in excess of 1/3 of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least 2/3 of the securities of the surviving entity or acquirer of such assets or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii);

(ii) immediately prior to an assignment by the Company for the benefit of creditors or commencement of a voluntary case under Title 11 of the United States Code, or an entering into of an order for relief in an involuntary case under Title 11 of the United States Code, or adoption by the Company of a plan of liquidation or dissolution;

(iii)five (5) Business Days prior to the proposed consummation with respect to the Company of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act (or, if necessary, such earlier date as the Company shall determine in good faith to be required in order for the Holder to be able to participate in such transaction), it being agreed that the Holder will receive actual notice of the 13e-3 Statement filed with the Commission on the date filed and actual notice of the date of acceleration hereunder no later than such date;

(iv) The Common Stock fails to be listed or quoted for trading on the AMEX or a Subsequent Market for a period of five (5) Trading Days (which need not be consecutive Trading Days);

(v) A holder of Registrable Securities (as defined in the Registration Rights Agreement) is not permitted to sell Registrable Securities under the Underlying Shares Registration Statement for any reason for five (5) or more Trading Days (whether or not consecutive); or

(vi) The Company shall fail or default in the timely performance of any material obligation under the Transaction Documents and such failure or default shall continue uncured for a period of five (5) Business Days after the date on which notice of such failure or default is first given to the Company (it being understood that no prior notice need be provided in the case of defaults which cannot reasonably be cured within a 5-day period).

        (d) Additional Vesting Dates shall also occur on such dates, if any, on which the Company or any subsidiary thereof, shall, except in connection with
(A) the granting of shares of Common Stock or stock options to employees, officers and directors pursuant to any stock bonus plan or employee benefit plan heretofore or hereinafter duly adopted by the Company and (B) a Strategic Transaction (as defined below), issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents"), entitling any person or entity to acquire shares of Common Stock at a price per share less than the Initial Closing Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Initial Closing Price, such issuance shall be deemed to have occurred for less than the Initial Closing Price), either in one transaction resulting in gross proceeds to the Company in excess of $1,000,000 or a series of transactions resulting in aggregate gross proceeds to the Company in excess of $1,000,000 (any such transaction or series of transactions, a "Discounted Offering" and the date of a Discounted Offering, a "Discounted Offering Date"), then in addition to any other vesting of Warrant Shares pursuant to the terms hereof, on a Discounted Offering Date, this Warrant shall vest with respect to the number of Warrant Shares calculated in accordance with the formula set forth below:

                                    [(C x I) / DOAP] - C

          C =   Shares  held by the Holder on the Vesting Date less any
                hedged Shares
          I  =  Initial  Closing  Price
       DOAP  =  "Discounted   Offering Adjustment Price," equal to the lessor of
                (x) $6.52, (y) the average of the Per Share Market Values for the 10 trading days immediately preceding the Discounted Offering Date, or (z) the price per share of Common Stock or Common Stock Equivalent (as the case may be) issued pursuant to the Discounted Offering (taking into account all actual or implied discounts).

            If the number calculated in accordance with the foregoing formula is zero or a negative number, no Warrant Shares shall vest pursuant to the terms hereof and the Holder shall not be obligated to transfer any shares of Common Stock to the Company. For purposes of this Section, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues shares of Common Stock to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.


            (e) Subject to Sections 3(a) and (b), this Warrant shall be exercisable by the registered Holder on any Business Day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

            (f) Subject to Sections 3(a) and (b), this Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

      4.    Delivery of Warrant Shares.

            (a) Upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 13 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than four (4) Trading Days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, except when an Underlying Shares Registration Statement is not then effective and the Warrant Shares are not freely transferable pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares to be purchased so indicated by the Holder hereof.

            (b) If the Company fails to deliver to the Holder to an address in the United States certificate or certificates representing the Warrant Shares pursuant to Section 4(a) by the fourth (4th) Trading Day after the Date of Exercise, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, the lesser of (A) $5,000 and (B) $0.10 per Warrant Share for which a certificate was not timely delivered pursuant to the terms hereof, for each day after such fourth (4th) Trading Day until such certificates are delivered. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon exercise within the period specified herein and the Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

            (c) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder certificate or certificates representing the Warrant Shares pursuant to Section 4(a) by the fourth (4th) Trading Day after the Date of Exercise, and if after such fourth (4th) Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall pay (1) in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver pursuant to
Section 4(b) to the Holder in connection with the exercise at issue by (B) the Per Share Market Value on the Date of Exercise and (2) deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations under Section 4(b). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise which totaled $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

            (d) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. If the Company breaches its obligations under this Warrant, then, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses).

      5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

      7. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

      8. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section. Upon each such adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant notwithstanding such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (i) If the Company,  at any time while this Warrant is  outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

            (ii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification, transfer or share exchange.

            (iii) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(i), (ii) and (iv)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

            (iv) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a market value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical mutatis mutandis (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange would have been entitled as would have been issued. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

            (v) For the purposes of this Section 8, the following clauses shall also be applicable:

                  (i) Record  Date.  In case the Company  shall take a record of the holders of its Common  Stock for the purpose of  entitling  them
            (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (vi) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (vii) Whenever the Exercise Price is adjusted pursuant to Section 8(iii) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

            (viii) If (i)the Company shall declare a dividend (or any other distribution) on its Common Stock; (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least twenty calendar days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, grant of rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

9. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a)  Cash Exercise. The Holder shall deliver immediately available funds; or

(b) Cashless Exercise. The Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                        X = Y (A-B)/A where:
                        X = the number of Warrant Shares to be issued to the Holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                        A = the average of the closing sale prices of the Common Stock on the AMEX or a Subsequent Market for the five
                        (5) trading days immediately prior to (but not including) the Date of Exercise as reported by Bloomberg Information Systems, Inc. (or any successor to its function of reporting stock prices).

                        B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of this Warrant.

      10.   Certain Exercise Restrictions.

(a) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and disregard the balance of such Form of Election to Purchase, as if never delivered The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days' prior notice to the Company. Other Holders shall be unaffected by any such waiver.

            (b) If the Company Stock is then listed for trading on the AMEX and the Company has not obtained the Shareholder Approval (as defined below), then the Company may not issue in excess of the Issuable Maximum (as defined herein) Warrant Shares upon exercise of this Warrant at a price per share that is less than the closing sale price of the Common Stock on the Trading Day immediately preceding the Original Issue Date. The Issuable Maximum equals 3,400,297 (which number shall be subject to adjustment pursuant to the anti-dilution provisions set forth in Sections 8(i)-(iii)) multiplied by the quotient obtained by dividing (x) the number of Shares issued and sold to the original Holder on the Closing Date by (y) the number of Shares issued and sold by the Company on the Closing Date. The Parties agree that the Issuable Maximum shall be lowered by the number of shares of Common Stock, if any, issued at a price less than the closing price of the Common Stock on December 8, 1999 pursuant to the Warrants to Advantage Fund II Ltd and Koch Investment Group Ltd. If on any Date of Exercise (such date, the "Trigger Date"): (A) the Company Stock is listed for trading on the AMEX, (B) the aggregate number of shares of Common Stock that would then be issuable upon exercise in full of this Warrant, together with any shares of Common Stock previously issued upon exercise of this Warrant, would equal or exceed the Issuable Maximum, and (C) the Company shall not have previously obtained the vote of shareholders, if any, as may be required by the applicable rules and regulations of the American Stock Exchange to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof (the "Shareholder Approval"), then the Company shall issue to the Holder a number of shares of Common Stock equal to the Issuable Maximum and, with respect to the shares whose issuance would result in an issuance of shares of Common Stock in excess of the Issuable Maximum, (the "Excess Warrant Shares"), the Company shall, within three (3) Trading Days of the Trigger Date, provide the Holder with written notice of its intention to either (1) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as possible, but in any event no later than 60 days (or 90 days in case the Commission provides the Company with comments to its proxy material) after the Trigger Date (such 60th day or 90th day, if applicable, the "Target Date") or
(2) pay to the Holder, within three (3) Trading Days from the Trigger Date, an amount in cash equal to the product of (x) the Excess Warrant Shares multiplied by (y) the closing sales price of the Common Stock on (a) the Target Date or (b) the Trigger Date, whichever is greater (the "Cash Payment"). A failure by the Company to timely provide the Holder with a written notice pursuant to the immediately preceding sentence, shall entail an automatic election by the Company to pay the Cash Payment to the Holder pursuant to clause (2) of the immediately preceding sentence. In the event the Company has elected to seek the Shareholder Approval pursuant to the terms hereof and the Company does not obtain the Shareholder Approval on or prior to the Target Date, then, on the Target Date, the Company shall pay the Cash Payment to the Holder. If the Company fails to pay the Cash Payment in full pursuant to this Section within seven (7) days after the date payable, the Company will pay interest on such amount at a rate of 18% per annum, or such lesser maximum amount that is permitted to be paid by applicable law, to the Holder, accruing daily from the date payable until such amount, plus all such interest thereon, is paid in full. The Company and the Holder understand and agree that shares of Common Stock issued upon exercise of this Warrant and then held by the Holder or an affiliate thereof may not be used to cast votes or be deemed outstanding for purposes of any vote to obtain the Shareholder Approval. In the event the Company has elected to seek the Shareholder Approval pursuant to the terms hereof, the Company shall not be required to make any payments pursuant to Section 4(b) hereof prior to the date the Company has obtained the Shareholder Approval.

      11.   [intentionally left bank]

      12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

      13. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service with next day delivery specified thereon, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 8229 Boone Boulevard, Suite 802, Vienna, Virginia 22182; facsimile number (703) 506-9471, attention Geert Kersten, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 13.

      14.   Warrant Agent.

            (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

            (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      15.   Miscellaneous.

            (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

            (b) Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

            (c) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                            SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                    CEL-SCI CORPORATION


                                    By:

                                    Name:

                                    Title:

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Cel-Sci Corporation:

      In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.01 par value per share, of Cel-Sci Corporation and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER




                        (Please print name and address)



      If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


                        (Please print name and address)

Dated:     __________                Name of Holder:


                                    (Print)

                                     (By:)
                                     (Name:)
                                     (Title:)
                                    (Signature  must  conform in all respects to
                                     name of holder as specified on the face of
                                     the Warrant)

                               FORM OF ASSIGNMENT

          [To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Cel-Sci Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Cel-Sci Corporation with full power of substitution in the premises.

Dated:

---------------, ----


                              ---------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              ---------------------------------------
                              Address of Transferee

                              ---------------------------------------

                              ---------------------------------------



In the presence of:


--------------------------

                                    EXHIBIT A


      For purposes of this Warrant:


      (i) "AMEX" shall mean the American Stock Exchange.

      (ii) "Business Day" means any day except Saturday, Sunday, the day following Christmas, the day following Thanksgiving and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York and the Commonwealth of Virginia generally are authorized or required by law or other governmental action to close.

      (iii) "Closing Date" shall have the meaning set forth in the Purchase Agreement.

      (iv) "Commission" means the Securities and Exchange Commission.

      (v) "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the AMEX or on any Subsequent Market, or if there is no such price on such date, then the closing bid price on the AMEX or on such Subsequent Market on the date nearest preceding such date, or (b) if the Common Stock is not then listed or quoted on the AMEX or a Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority of the applicable Warrant Shares.

      (vi) "Purchase Agreement" means the Securities Purchase Agreement, dated the date hereof to which the Company and the original Holder are parties and pursuant to which this Warrant was issued.

      (vii) "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof to which the Company and the original Holder are parties.

    (viii)  "Shares" shall have the meaning set forth in the Purchase Agreement.

      (ix) "Subsequent Market" shall mean any of the New York Stock Exchange, Inc., Nasdaq Stock Market or Nasdaq SmallCap Market.

      (x) "Trading Day" means a day on which the Common Stock is traded on AMEX or any Subsequent Market, as the case may be, or (b) if the Common Stock is not listed on the AMEX or on a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or
(c) if the Common Stock is not quoted on the OTC Bulletin Board a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting price); provided, however, that in the event that the Common Stock is not listed or quoted, as set forth in (a), (b) or
(c) hereof, the Trading Day shall mean a Business Day.

      (xi) "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

      (xii) "Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement dated as of the date hereof between the Company and the original Holder hereof and covering the resale of the Registrable Securities by the selling stockholders thereunder.

                                    ADDENDUM


      Reference is made to the attached warrants, each dated December 8, 1999 of Cel-Sci Corporation to Advantage Fund II Ltd. and Koch Investment Group Ltd (the "Warrants").

      Notwithstanding anything to the contrary set forth in the Warrants, the Issuable Maximum under Section 10(c)of each Warrant shall equal 3,400,297 less the number of shares of Common Stock, if any, issued under the warrants dated March 14, 2000 to Advantage Fund II Ltd. and Koch Investment Group Ltd.

      The parties agree that this Addendum serves to amend the Warrants to the extent required to carry out the intent hereby. Except as so modified, the Warrants are unaffected and remain in full force and effect.


CEL-SCI CORPORATION

By:   _____________________________________
      Name:
      Title:


ADVANTAGE FUND II LTD.

By:   _____________________________________
      Name:
      Title:


KOCH INVESTMENT GROUP LTD.

By:   _____________________________________
      Name:
      Title: